Rule 497(c)
Reg. No. 33-13754
ADVANCE CAPITAL I, INC.

Bond Fund and Retirement Income Fund
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Supplement dated April 27, 2004
to the Prospectus dated April 30, 2003
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Reorganization of the Bond Fund and the Retirement Income Fund
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On April 22, 2004, the shareholders of the Advance Capital I,
Inc. Bond Fund (the "Bond Fund") approved a Plan of Fund Combination which provides (a) the transfer of all of the assets and liabilities of the Bond Fund to the Advance Capital
I, Inc. Retirement Income Fund (the "Retirement Income Fund") and (b) the distribution, to each of the shareholders of the Bond Fund of voting shares of the Retirement Income Fund having an aggregate value equal to the aggregate value of the shares of the Bond Fund held by such shareholder immediately prior to the reorganization (such transactions collectively constituting the "Reorganization"). As a result of the Reorganization, shares of the Bond Fund are no longer being offered for sale or available for exchanges from any other Advance Capital I, Inc. Fund.

Effective at the close of business on April 26, 2004, the Retirement Income Fund issued 18,435,654.628 shares of common stock upon the transfer of assets from the Bond Fund, and such shares of Retirement Income Fund common stock were credited to the accounts of the former Bond Fund shareholders on the basis of ..998995 shares of Retirement Income Fund common stock for each share of Bond Fund common stock held in the account.

Advance Capital I, Inc. has received an opinion of Dykema Gossett
PLLC, its legal counsel, to the effect that for federal income tax purposes:

      the transfer of all of the assets and liabilities of the Bond Fund to the Retirement Income Fund in exchange for Retirement Income Fund shares, and the distribution of those Retirement Income Fund shares to shareholders of the Bond Fund should be treated as a "reorganization" within the meaning of Section 368(a) of the Code;

      no gain or loss should be recognized by the Bond Fund upon the transfer of its assets and liabilities to the Retirement Income Fund solely in exchange for shares of the Retirement Income Fund equal in dollar value to the Bond Fund shares that the shareholders owned immediately prior to the Reorganization;

      no gain or loss should be recognized by the shareholders of the Bond Fund upon their receipt of the shares of the Retirement Income Fund in exchange for such shareholders' shares of the Bond Fund;

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      the aggregate basis of the shares of the Retirement Income
      Fund received by each shareholder of the Bond Fund should be the same as the aggregate basis of the Bond Fund shares surrendered by such shareholder; and

      the holding period for shares of the Retirement Income Fund received by each Bond Fund shareholder should include the period during which such shareholder held the Bond Fund shares surrendered, provided that such Bond Fund shares are held as capital assets in the hand of such shareholder on the date of the Reorganization.

Although the company is not aware of any adverse state income tax consequences, it has not made any investigation as to those state income tax consequences for Bond Fund shareholders. Additionally, the Company has not sought, and will not seek, a private letter ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of Dykema Gossett PLLC with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Applicable federal income tax laws may be changed by Congress in the future to adversely impact the tax consequences of the Reorganization, and such changes may be given retroactive effect. Shareholders should consult their own advisers concerning potential tax consequences of the Reorganization to them, including any applicable federal, state, local or foreign income tax consequences.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THEIR PROSPECTUS FOR FUTURE REFERENCE


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